Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 03/04/2015 11:37 AM
ID Number: 20151004867

Document number: 20151161730
Amount Paid: $25.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 20151004867

1. Entity name: Oracle Nutraceuticals Company
   (If changing the name of the corporation, indicate name before the name change)

2. New Entity name: (if applicable) Petroleum Analytics International

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   - ☐ "bank" or "trust" or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

   or

   If the corporation's period of duration as amended is perpetual, mark this box: ☐

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Hudson	Randolph	S.	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

One East Main Street
(Street name and number or Post Office information)
Suite 711

Rochester	NY	14614-1880
(City)	*(State)*	*(Postal/Zip Code)*
	United States	
(Province – if applicable)	*(Country – if not US)*	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

**AMENDMENT TO THE
ARTICLES OF INCORPORATION
OF
ORACLE NUTRACEUTICALS COMPANY**

To the Secretary of State of the State of Colorado:

Oracle Nutraceuticals Company, a for-profit Colorado domestic corporation in good standing, does hereby amend its Articles of Incorporation pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes, to wit:

FIRST:

The name of the corporation is "Petroleum Analytics International".

NOW, THEREFORE, the corporation causes this amendment to be filed with the Office of the Secretary of the State of Colorado, as such amendment to its Articles of Incorporation is authorized by the unanimous written consent of the corporation's board of directors in accordance with §7-108-202 of the Colorado Business Corporation Act. No notice to or vote by the shareholders of the corporation is required to effect this corporate action pursuant to §7-110-102(1) of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, I, Randolph S. Hudson, the President and Chief Executive Officer of the corporation, have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of this second day of March 2015.

Randolph S. Hudson
President and Chief Executive Officer

One East Main Street
Suite 711
Rochester, New York 14614

Telephone: (702) 546-6480

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY

To: **The Secretary of State**
The State of Colorado
Suite 200
1700 Broadway
Denver, Colorado 80290

From: Randolph S. Hudson
President
Oracle Nutraceuticals Company ("Oracle")
Suite 711
One East Main Street
Rochester, New York 14614-1880

The undersigned, being the President and Chief Executive Officer of Oracle, hereby certifies to the Secretary of State of the State of Colorado, as follows:

1. I am the duly elected and qualified Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer of Oracle.

2. Oracle is a corporation duly organized and in good standing under the laws of the State of Colorado.

3. Pursuant to Oracle's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature.

4. I have been given sufficient and appropriate authority by Oracle's Board of Directors to act on behalf of and to bind Oracle with respect to the amendment to its Articles of Incorporation to which this Certificate is annexed, and in any amendments or exhibits thereto.

5. I have the power and authority to execute this Certificate on behalf of Oracle.

6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oracle's Board of Directors or shareholders.

IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of March 2, 2015.

ORACLE NUTRACEUTICALS COMPANY,
a Colorado corporation

By: Randolph S. Hudson
Its: President and Chief Executive Officer,
not as an individual

CORPORATE ACTION BY THE WRITTEN CONSENT OF
THE BOARD OF DIRECTORS OF ORACLE NUTRACEUTICALS COMPANY,
a Colorado corporation

The Board of Directors, acting unanimously by written consent in lieu of a meeting pursuant to the provisions of Section 7-108-102 of the Colorado Business Corporation Act, does hereby agree to amend the corporation's Articles of Incorporation; whereby, the corporation changes its name to "Petroleum Analytics International", to become effective on the date the amendment to the Articles of Incorporation is filed with the Office of the Secretary of State of the State of Colorado.

As permitted by Section 7-110-102(1) of the Colorado Business Corporation Act, the shareholders of the corporation are not entitled to any notice nor are any of them required or entitled to vote on the matter that is the subject of this corporate action and effected by the majority of directors of the corporation.

This corporate action by written consent will be placed in the corporation's Minute Book.

The director representing all of the corporation's board of directors acting by written consent is Randolph S. Hudson, being the duly elected and appointed sole director of the corporation.

The following corporate action is hereby adopted:

RESOLVED, that Randolph S. Hudson, the corporation's President and Chief Executive Officer, is hereby empowered to act as the corporation's authorized representative and is hereby authorized to file an amendment to the corporation's Articles of Incorporation with the Office of the Secretary of State of the State of Colorado, which amendment states the corporation is changing its name to "Petroleum Analytics International", including authorization to Mr. Hudson to enter into any ancillary agreement or understanding and file any additional documents with any state or federal agency or department to confirm the facts stated herein and appurtenant thereto.

Randolph S. Hudson
Director

DATED: March 2, 2015

ATTEST:

Randolph S. Hudson
Corporate Secretary